Daily Income Fund Municipal Portfolio

Short Term Income Class Shares (“Short Term Income Shares”) – Ticker Symbol: DSIXX

SUMMARY PROSPECTUS

July 29, 2010, as amended November 22, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/DIF_ShortTerm. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2010, as amended November 22, 2010, and the Fund’s most recent shareholder report, dated March 31, 2010, are all incorporated by reference into this Summary Prospectus.

:	Investment Objective

The investment objective of the Municipal Portfolio is to seek as high a level of tax-exempt current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Portfolio will achieve its investment objective.

:	Fees and Expenses of the Municipal Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Short Term Income Shares of the Municipal Portfolio.

	Municipal Portfolio Short Term Income Shares

SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.12%
Distribution and Service (12b-1) Fees		0.70%
Other Expenses (includes Administration Fees listed below)		0.23%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.05%

1411 BROADWAY, 28th FLOOR

NEW YORK, NY 10018-3450

(212) 830-5345

(800) 433-1918 (Toll Free)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Short Term Income Shares of the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Short Term Income Shares of the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Short Term Income Shares of the Municipal Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Municipal Portfolio – Investor Shares:	$107	$334	$579	$1,283

:	Principal Investment Strategies

The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The Municipal Portfolio seeks to achieve its objective by investing at least 80% of its net assets in obligations issued by states, territories and possessions of the United States and its political subdivisions, public authorities and other entities authorized to issue debt, including Participation Certificates therein the interest on which is exempt from regular federal income tax. For purposes of this test only, net assets include borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

:	Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	The amount of income the Fund generates will vary with changes in prevailing interest rates.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The Municipal Portfolio invests in municipal debt obligations. The value of these municipal obligations may be affected by uncertainties in the municipal debt market related to taxation. In addition, the payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet these payment obligations.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Short Term Income Shares of the Municipal Portfolio. The bar chart shows changes in the Short Term Income Shares of the Municipal Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the last one year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Short Term Income Shares of the Municipal Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Municipal Portfolio – Short Term Income Shares

As of June 30, 2010, the Municipal Portfolio Short Term Income Shares had a year-to-date return of 0.00%.

The Municipal Portfolio Short Term Income Shares’ highest quarterly return was 0.77% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended June 30, 2010.

Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns – For the period ended December 31, 2009

Short Term Income Shares
One Year	0.19%
Since Inception*	1.57%

*	The inception date for the Municipal Portfolio’s Short Term Income Shares was February 20, 2007.

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Municipal Portfolio Short Term Income Shares on any business day by written request via mail (Daily Income Fund, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018-3450), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $5,000 and the minimum amount for subsequent investments is $100.

:	Tax Information

The Portfolio intends to distribute income that is exempt from regular federal income tax. It is possible that a portion of the Portfolio’s distributions may be subject to state, local or federal income taxes or to the federal alternative minimum tax.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MU.ST-23380W721-SP11_10

Daily Income Fund Municipal Portfolio

Short Term Income Class Shares

Summary Prospectus

July 29, 2010,

as amended November 22, 2010